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                  USAA LIFE INSURANCE COMPANY VARIABLE ANNUITY

                        SUPPLEMENT DATED OCTOBER 15, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001
             OF THE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY

This supplement relates to the prospectus for USAA Life Insurance Company's Variable Annuity contracts, and amends certain disclosures contained in the prospectus.

The section entitled "Fixed Fund Account Withdrawal Charge," located on page 31A, is deleted so that the section now reads as follows:

     Notwithstanding provisions of the Variable Annuity contract, effective immediately, we will waive the Fixed Fund Withdrawal Charge for withdrawing or transferring funds from the Fixed Fund Account. We reserve the right to suspend, terminate or modify this in accordance with applicable state law.

All other references to the Fixed Fund Withdrawal Charge in the Variable Annuity contract prospectus are hereby amended to reflect this change.



The Fixed Fund Account is not available to residents of Maryland, Massachusetts, Pennsylvania, Oregon or Washington.












               Please Retain This Supplement For Future Reference